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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated December 6, 2000 relating to the financial statements and financial statement schedule of CIENA Corporation, which appear in CIENA Corporation's Annual Report on Form 10-K for the year ended October 31, 2000, as amended.

/s/ PricewaterhouseCoopers LLP

April 9, 2001
McLean, Virginia